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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   January 28, 1999
                                                   ----------------


                                 P-COM, INC.
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               (Exact name of registrant as specified in charter)


         Delaware                       0-25356              77-0289371
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(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                 File Number)       Identification No.)

3175 S. Winchester Boulevard, Campbell, California               95008
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code    (408) 866-3666
                                                      --------------


                                   None
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         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.
         ------------

          In a press release disseminated on January 28, 1999, the Registrant publicly announced its earnings for the fourth quarter and twelve months ended December 31, 1998. A copy of the press release is attached hereto and incorporated herein by reference.

     Statements in this report that are forward looking involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to be materially different from any future performance that may be suggested in this release. Such factors may include, but are not limited to, reliance upon subcontractors, fluctuations in customer demand and commitments, both in timing and volume, introduction of new products, commercial acceptance and viability of new products and expenses associated therewith, cancellations of orders without penalties, pricing and competition, the Company's ability to have available an appropriate amount of production capacity in a timely manner, the ability of the Company's customers to finance their purchases of the Company's products and/or services, the timing of new technology and product introductions, the risk of early obsolescence, accounting for adjustments for the Cylink Acquisition and the pending stockholder class action lawsuits. In addition, actual 1998 annual and fourth quarter results and previously reported results for such prior periods may differ or change materially due to potential prior period adjustments and such related restatements required by the SEC in response to its new guidelines or made on the advice of the Company's independent accountants. Similarly, results for future periods may be impacted by these potential adjustments and related restatement. Further, the Company operates in an industry sector where securities values are highly volatile and may be influenced by economic and other factors beyond the Company's control, such as announcements by competitors and service providers. Reference is made to the discussion of risk factors detailed in the Company's filings with the Securities and Exchange Commission, including its reports on Form 10-K and 10-Q.

Item 7.  Financial Statement and Exhibits.
         --------------------------------

          A copy of the Registrant's press release announcing its earnings for the fourth quarter and twelve months ended December 31, 1998 is attached hereto as an exhibit.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              P-COM, INC.



DATE: January 28, 1999               By: /s/ Michael J. Sophie
                                         -------------------------------------
                                               Name:  Michael J. Sophie
                                               Title:  Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
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99.1    Press Release disseminated January 28, 1999